Filed pursuant to Rule 497(e)

Registration No. 333-07305

FRONTEGRA FUNDS, INC.

Frontegra RobecoSAM Global Equity Fund (the “Fund”)

SUPPLEMENT DATED JULY 2, 2013

TO THE PROSPECTUS DATED NOVEMBER 1, 2012,

AS PREVIOUSLY SUPPLEMENTED FEBRUARY 21, 2013

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

On July 1, 2013, ORIX Corporation acquired 90% plus one share of the issued and outstanding shares of Robeco Groep, N.V., a parent company of RobecoSAM USA, Inc. (“RobecoSAM”), the subadviser to the Fund (the “Transaction”).  The Transaction resulted in a change in control of RobecoSAM and, therefore, constituted an “assignment” of the existing subadvisory agreement between RobecoSAM and Frontegra Asset Management, Inc., the Fund’s investment adviser (“Frontegra”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).  An investment advisory or subadvisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act.

In order to avoid disruption of the Fund’s investment management program, the Board of Directors of Frontegra Funds, Inc. had previously approved an interim subadvisory agreement between Frontegra and RobecoSAM (the “Interim Agreement”) on behalf of the Fund in accordance with Rule 15a-4 under the 1940 Act.  The Interim Agreement became effective on July 1, 2013 upon consummation of the Transaction.  The same portfolio management team will continue to manage the Fund’s portfolio and the Fund’s advisory fee, investment objective, principal investment strategies and investment policies will remain the same.

The Interim Agreement will remain in effect for 150 days or until shareholders of the Fund approve a new subadvisory agreement between RobecoSAM and Frontegra.  Shareholders will be asked to approve a new subadvisory agreement at a special meeting of shareholders of the Fund to be held on August 16, 2013.  Details regarding the special meeting are contained in a proxy statement that was mailed to Fund shareholders on or about June 28, 2013.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE